SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549


                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                         Date of Report:  June 10, 1996



                                LG&E ENERGY CORP.
             (Exact name of registrant as specified in its charter)


                  Kentucky           1-10568          61-1174555
               (State or other     (Commission     (I.R.S. Employer
               jurisdiction of    File Number)    Identification No.)
               incorporation)


                              220 West Main Street
                                 P.O. Box 32030
                              Louisville, KY 40232
                    (Address of principal executive offices)


                                 (502) 627-2000
                         (Registrant's telephone number)

Item 5.  Other Events.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, LG&E Energy Corp. (the Company) is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward looking statements of the Company made by, or on behalf of, the Company.

Item 7(c).  Exhibits Filed.

Exhibit
Number               Description

99.01 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LG&E ENERGY CORP.
Registrant

Date:  June 10, 1996                  /s/ Walter Z. Berger
                                      Walter Z. Berger
                                      Executive Vice President and
                                      Chief Financial Officer
                                      (On behalf of the registrant in his
                                      capacity as Principal Financial Officer)